Exhibit 99

OFG Bancorp Reports 1Q23 Results
SAN JUAN, Puerto Rico, April 20, 2023 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the first quarter ended March 31, 2023. EPS diluted of $0.96 compared to $0.97 in 4Q22 and $0.76 in 1Q22. Total core revenues of $164.4 million compared to $168.3 million in 4Q22 and $136.4 million in 1Q22.

CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “The first quarter continued to reflect high levels of liquidity and capital, putting OFG in a strong position in today’s banking environment. Our financial results also demonstrated solid core revenues, net interest margin, credit quality, operating leverage, and customer acquisition trends. Deposit balances were stable with a cumulative beta of approximately 10%. In addition, we continued to execute our ‘digital first’ strategy, placing more banking kiosks and interactive teller machines in the field, and client digital adoption increased 10% year-over-year. With Puerto Rico businesses and consumers remaining in good financial health, we look forward to ongoing progress in 2023. Thanks to our team for their excellent execution, dedication, and drive in helping customers and the communities we serve to achieve their financial goals.”

1Q23 Highlights

Performance Metrics: Net interest margin of 5.89%, return on average assets of 1.87%, return on average tangible common stockholders’ equity of 19.13%, and efficiency ratio of 54.87%.

Net Interest Income of $135.9 million compared to $135.3 million in 4Q22 and $105.2 million in 1Q22. 1Q23 reflected the full effect of 4Q22’s 50 basis point increase in the federal funds rate and the partial effect of 1Q23’s 50 bps increase. Two fewer days compared to 4Q22 reduced Net Interest Income by $2.2 million.

Total Interest Income of $149.0 million compared to $145.7 million in 4Q22 and $112.9 million in 1Q22. Compared to 4Q22, 1Q23 reflected higher yields on increased average loans, in particular auto, commercial, and consumer.

Total Interest Expense of $13.1 million compared to $10.4 million in 4Q22 and $7.8 million in 1Q22. Compared to 4Q22, 1Q23 reflected a 14 basis point cost increase and a 1.5% decline in average interest bearing liabilities.

Total Banking & Financial Service Revenues of $28.5 million compared to $33.0 million in 4Q22 and $31.2 million in 1Q22. Compared to 4Q22, 1Q23 reflected a reduction of $2.0 million in mortgage servicing rights valuation, $1.0 million in annual insurance fees, and $0.5 million from the sale of the retirement plan administration business at the end of 2022.

Pre-Provision Net Revenues of $74.6 million compared to $76.9 million in 4Q22 and $55.6 million in 1Q22. The sequential quarterly decline was mostly due to the change in banking and financial service revenues.

Total Provision for Credit Losses of $9.4 million compared to $8.8 million in 4Q22 and $1.6 million in 1Q22. 1Q23 included $6.2 million due to increased loan volume, $2.1 million for a commercial loan held for sale, and $1.1 million increase in the qualitative adjustment due to the reduced macroeconomic environment outlook in the US.

Credit Quality: Net charge-offs of $10.1 million compared to $11.2 million in 4Q22 and $0.6 million in 1Q22. 1Q23 primarily reflected a reduction of auto loan NCOs compared to 4Q22. 1Q23 delinquency and non-performing loan rates fell across the board compared to 4Q22.

Total Non-Interest Expense of $90.2 million compared to $91.6 million in 4Q22 and $81.2 million in 1Q22. Compared to 4Q22, 1Q23 general and administrative costs were lower, including a $0.5 million reduction from the above-mentioned sale of the retirement plan administration business.

Loans Held for Investment (EOP) of $6.85 billion compared to $6.84 billion in 4Q22 and $6.55 billion in 1Q22. Loans increased 1.1% annualized from the previous quarter and 4.7% year-over-year. Compared to 4Q22, 1Q23 reflected increases in auto and consumer loans and paydowns of residential mortgages and commercial lines of credit.

New Loan Production of $561.3 million compared to $616.4 million in 4Q22 and $623.2 million in 1Q22. Compared to 4Q22, 1Q23 reflected continued high levels of auto lending, increased commercial-US and consumer lending, and reduced commercial-PR lending.

Total Investments (EOP) of $1.92 billion compared to $1.97 billion in 4Q22 and $1.26 billion in 1Q22. 1Q23 investments declined $54.3 million from 4Q22 due to the maturity of Treasury Bills and paydowns of mortgage-backed securities.

Customer Deposits (EOP) of $8.57 billion compared to $8.56 billion in 4Q22 and $8.97 billion in 1Q22.

Total Borrowings (EOP) of $226.8 million compared to $27.0 million in 4Q22 and $28.0 million in 1Q22. 1Q23 included a $200.0 million, 2-year advance from the Federal Home Loan Bank.

Cash & Cash Equivalents (EOP) of $847.5 million compared to $550.5 million in 4Q22 and $1.9 billion in 1Q22. 1Q23 cash increased $297.0 million compared to the previous quarter.

Total Assets (EOP) of $10.06 billion compared to $9.82 billion in 4Q22 and $10.19 billion in 1Q22.

Capital: CET1 ratio of 14.07% compared to 13.64% in 4Q22 and 13.24% in 1Q22. Compared to 4Q22, 1Q23 reflected increased retained earnings and lower risked weighted assets. The Tangible Common Equity ratio was 9.85% compared to 9.59% in 4Q22 and 9.14% in 1Q22. Compared to 4Q22, 1Q23 reflected increased retained earnings and a lower other comprehensive loss. Tangible Book Value per share of $20.57 compared to $19.56 in 4Q22 and $18.90 in 1Q22.

Conference Call, Financial Supplement & Presentation

A conference call to discuss 1Q23 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 225-9448 or (203) 518-9708. Conference ID: OFGQ123. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.

OFG’s Financial Supplement, with full financial tables for the quarter ended March 31, 2023, and the 1Q23 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.
Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, and other natural disasters; (iv) competition in the financial services industry; and (v) the severity, magnitude and duration of the COVID-19 pandemic, and its impact on our operations, personnel, and customers.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2022, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 59th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our March 31, 2023 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1: Financial and Statistical Summary - Consolidated

		2023		2022	2022	2022	2022
(Dollars in thousands, except per share data) (unaudited)		Q1		Q4	Q3	Q2	Q1
Statement of Operations
Net interest income		$135,897		$135,282	$126,510	$115,094	$105,194
Non-interest income, net (core)	(1)	28,531		33,012	30,298	31,214	31,201
Total core revenues	(2)	164,428		168,294	156,808	146,308	136,395
Non-interest expense		90,220		91,641	87,492	85,258	81,155
Pre-provision net revenues	(21)	74,578		76,895	69,638	66,046	55,645
Total provision for credit losses		9,445		8,757	7,120	6,691	1,551
Net income before income taxes		65,133		68,138	62,518	59,355	54,094
Income tax expense		18,904		21,771	20,599	18,923	16,573
Net income available to common stockholders		46,229		46,367	41,919	40,432	37,521
Common Share Statistics
Earnings per common share - basic	(3)	$0.97		$0.97	$0.88	$0.84	$0.77
Earnings per common share - diluted	(4)	$0.96		$0.97	$0.87	$0.84	$0.76
Average common shares outstanding		47,600		47,572	47,558	48,053	48,968
Average common shares outstanding and equivalents		47,944		47,964	47,926	48,389	49,484
Cash dividends per common share		$0.22		$0.20	$0.20	$0.15	$0.15
Book value per common share (period end)		$22.88		$21.91	$20.90	$21.34	$21.37
Tangible book value per common share (period end)	(5)	$20.57		$19.56	$18.46	$18.86	$18.90
Balance Sheet (Average Balances)
Loans	(6)	$6,866,586		$6,770,341	$6,697,900	$6,640,440	$6,519,119
Interest-earning assets		9,359,211		9,425,590	9,597,670	9,613,327	9,540,266
Total assets		9,900,409		9,989,293	10,181,000	10,207,579	10,113,750
Core deposits		8,594,392		8,759,080	8,924,089	8,946,517	8,808,547
Total deposits		8,604,621		8,770,446	8,935,455	8,957,883	8,819,913
Interest-bearing deposits		5,950,481		6,059,643	6,296,142	6,266,187	6,271,936
Borrowings		64,168		26,820	27,275	27,726	44,262
Stockholders' equity		1,077,703		1,025,132	1,045,792	1,032,270	1,066,278
Performance Metrics
Net interest margin	(7)	5.89%	(a)	5.69%	5.23%	4.80%	4.47%
Return on average assets	(8)	1.87%		1.86%	1.65%	1.58%	1.48%
Return on average tangible common stockholders' equity	(9)	19.13%		20.36%	18.05%	17.70%	15.88%
Efficiency ratio	(10)	54.87%		54.45%	55.80%	58.27%	59.50%
Full-time equivalent employees, period end		2,249		2,253	2,247	2,230	2,244
Credit Quality Metrics
Allowance for credit losses		$151,884		$152,673	$155,162	$159,039	$157,075
Allowance as a % of loans held for investment		2.22%		2.23%	2.32%	2.37%	2.40%
Net charge-offs		$10,120	(b)	$11,205	$11,347	$4,543	$577
Net charge-off rate	(11)	0.59%	(b)	0.66%	0.68%	0.27%	0.04%
Early delinquency rate (30 - 89 days past due)		2.11%		2.46%	2.75%	2.20%	1.97%
Total delinquency rate (30 days and over)		3.40%		4.04%	4.35%	3.68%	3.17%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.75%		10.36%	9.82%	9.46%	9.54%
Common equity Tier 1 capital ratio		14.07%		13.64%	13.38%	12.80%	13.24%
Tier 1 risk-based capital ratio		14.07%		13.64%	13.38%	12.80%	13.24%
Total risk-based capital ratio		15.33%		14.89%	14.63%	14.05%	14.49%
Tangible common equity ("TCE") ratio		9.85%		9.59%	8.83%	8.85%	9.14%

(a)During 1Q 2023, the Federal Reserve System (“FRB”) increased the federal funds rate 50 basis points.
(b)During 1Q 2023, the Company charged-off $2.1 million of a commercial loan held for sale.

OFG Bancorp (NYSE: OFG)
Table 2: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	March 31, 2023		December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Interest income:
Loans
Non-PCD loans	$109,330		$105,238	$97,677	$91,788	$86,631
PCD loans	18,981		19,762	18,563	19,569	20,934
Total interest income from loans	128,311		125,000	116,240	111,357	107,565
Investment securities	20,674		20,727	18,435	10,865	5,384
Total interest income	148,985	(a)	145,727	134,675	122,222	112,949
Interest expense:
Deposits
Core deposits	12,489		10,258	7,978	6,935	7,033
Brokered deposits	8		9	9	9	8
Total deposits	12,497		10,267	7,987	6,944	7,041
Borrowings	591		178	178	184	714
Total interest expense	13,088	(a)	10,445	8,165	7,128	7,755
Net interest income	135,897		135,282	126,510	115,094	105,194
Provision for credit losses, excluding PCD loans	8,146		11,347	9,897	12,486	8,399
Provision for (recapture of) credit losses on PCD loans	1,299		(2,590)	(2,777)	(5,795)	(6,848)
Total provision for credit losses	9,445		8,757	7,120	6,691	1,551
Net interest income after provision for credit losses	126,452		126,525	119,390	108,403	103,643
Non-interest income:
Banking service revenues	17,513		18,224	17,234	18,141	17,562
Wealth management revenues	7,120		8,335	8,173	8,270	7,857
Mortgage banking activities	3,898	(b)	6,453	4,891	4,803	5,782
Total banking and financial service revenues	28,531		33,012	30,298	31,214	31,201
Other income, net	370		242	322	4,996	405
Total non-interest income, net	28,901		33,254	30,620	36,210	31,606
Non-interest expense:
Compensation and employee benefits	38,473		38,100	35,332	34,730	34,768
Occupancy, equipment and infrastructure costs	14,257		13,893	12,638	12,861	11,916
General and administrative expenses	36,693		39,261	37,523	39,071	35,953
Foreclosed real estate and other repossessed assets expenses (income)	793		239	573	(1,404)	(1,482)
Climate events expenses	4		148	1,426	—	—
Total non-interest expense	90,220		91,641	87,492	85,258	81,155
Income before income taxes	65,133		68,138	62,518	59,355	54,094
Income tax expense	18,904		21,771	20,599	18,923	16,573
Net income available to common shareholders	$46,229		$46,367	$41,919	$40,432	$37,521

(a)Refer to “(a)” in Table 1.
(b)During 1Q 2023, the valuation of mortgage servicing asset decreased by $2.0 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		March 31, 2023		December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Cash and cash equivalents		$847,494	(a)	$550,464	$815,433	$1,307,281	$1,855,729
Investments:
Trading securities		10		9	11	13	18
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,109,889		1,102,501	1,075,838	1,146,459	867,191
US treasury notes		242,098		309,133	401,414	10,733	10,763
Other investment securities		1,119		1,142	1,157	2,378	2,384
Total investment securities available-for-sale		1,353,106		1,412,776	1,478,409	1,159,570	880,338
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		332,852		337,435	343,549	351,016	359,806
US treasury notes		198,028		197,635	197,225	196,816	—
Total investment securities held-to-maturity		530,880		535,070	540,774	547,832	359,806
Equity securities		33,218		23,667	23,372	19,848	18,556
Total investments		1,917,214		1,971,522	2,042,566	1,727,263	1,258,718
Loans, net		6,735,281		6,723,236	6,591,028	6,585,210	6,449,130
Other assets:
Prepaid expenses		59,125		54,641	69,535	65,327	56,513
Deferred tax asset, net		37,372		55,485	66,121	76,101	87,608
Foreclosed real estate and repossessed properties		13,813		15,831	17,868	17,594	17,922
Premises and equipment, net		104,851		106,820	106,025	101,848	97,403
Goodwill		84,241		84,241	86,069	86,069	86,069
Other intangibles		25,868		27,593	29,662	31,800	33,947
Right of use assets		23,897		25,363	26,192	27,699	28,576
Servicing asset		49,345		50,921	50,061	49,280	49,446
Accounts receivable and other assets		159,080		152,663	157,619	172,302	169,059
Total assets		$10,057,581		$9,818,780	$10,058,179	$10,247,774	$10,190,120
Deposits:
Demand deposits		$5,038,122		$5,176,758	$5,416,309	$5,459,104	$5,504,640
Savings accounts		2,271,774		2,227,965	2,345,673	2,433,819	2,295,113
Time deposits		1,255,525		1,152,270	1,081,769	1,125,276	1,167,103
Brokered deposits		—	(b)	11,371	11,366	11,371	11,366
Total deposits		8,565,421		8,568,364	8,855,117	9,029,570	8,978,222
Borrowings:
Advances from FHLB and other borrowings		226,789	(a)	27,034	27,263	27,618	28,035
Total borrowings		226,789		27,034	27,263	27,618	28,035
Other liabilities:
Acceptances outstanding		30,094		28,607	29,245	27,150	29,858
Lease liability		25,990		27,370	28,114	29,538	30,287
GNMA buy-back option program liability	(22)	26,348		32,590	29,050	33,431	9,664
Accrued expenses and other liabilities		93,429		92,409	95,523	85,655	74,019
Total liabilities		8,968,071		8,776,374	9,064,312	9,232,962	9,150,085
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		634,785		636,793	635,523	634,612	633,796
Legal surplus		138,333		133,901	129,429	125,365	121,389
Retained earnings		547,641		516,371	484,057	455,590	426,320
Treasury stock, at cost		(212,794)		(211,135)	(211,138)	(211,138)	(180,717)
Accumulated other comprehensive income, net		(78,340)		(93,409)	(103,889)	(49,502)	(20,638)
Total stockholders' equity		1,089,510		1,042,406	993,867	1,014,812	1,040,035
Total liabilities and stockholders' equity		$10,057,581		$9,818,780	$10,058,179	$10,247,774	$10,190,120
(a)During 1Q 2023, the Company took a two-year FHLB advance amounting to $200.0 million.
(b) During 1Q 2023, all outstanding brokered certificates of deposit matured.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		March 31, 2023		December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$634,799		$643,203	$650,781	$675,324	$694,613
Mortgage GNMA buy-back option program	(22)	26,348		32,590	29,050	33,431	9,664
Commercial US		617,574		642,133	622,382	623,807	524,868
Commercial, excluding Commercial US		1,808,379		1,828,644	1,754,999	1,797,778	1,784,420
Consumer		564,365		536,619	520,183	498,404	454,959
Auto		2,034,676		1,958,257	1,877,945	1,791,052	1,732,859
		5,686,141		5,641,446	5,455,340	5,419,796	5,201,383
Less: Allowance for credit losses		(141,385)		(141,841)	(142,417)	(143,896)	(137,344)
Total non-PCD loans held for investment, net		5,544,756		5,499,605	5,312,923	5,275,900	5,064,039

PCD:
Mortgage		1,007,751		1,028,428	1,059,448	1,099,097	1,144,364
Commercial		155,614		159,152	162,287	174,282	190,626
Consumer		607		638	738	698	833
Auto		4,367		5,658	7,152	8,788	10,765
		1,168,339		1,193,876	1,229,625	1,282,865	1,346,588
Less: Allowance for credit losses		(10,499)		(10,832)	(12,745)	(15,143)	(19,731)
Total PCD loans held for investment, net		1,157,840		1,183,044	1,216,880	1,267,722	1,326,857
Total loans held for investment		6,702,596		6,682,649	6,529,803	6,543,622	6,390,896
Mortgage loans held for sale		13,616		19,499	43,262	26,947	26,761
Other loans held for sale		19,069	(a)	21,088	17,963	14,641	31,473
Total loans, net		$6,735,281		$6,723,236	$6,591,028	$6,585,210	$6,449,130

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,642,550		$1,671,631	$1,710,229	$1,774,421	$1,838,977
Mortgage GNMA buy-back option program	(22)	26,348		32,590	29,050	33,431	9,664
Commercial US		617,574		642,133	622,382	623,807	524,868
Commercial, excluding Commercial US		1,963,993		1,987,796	1,917,286	1,972,060	1,975,046
Consumer		564,972		537,257	520,921	499,102	455,792
Auto		2,039,043		1,963,915	1,885,097	1,799,840	1,743,624
		6,854,480		6,835,322	6,684,965	6,702,661	6,547,971
Less: Allowance for credit losses		(151,884)		(152,673)	(155,162)	(159,039)	(157,075)
Total loans held for investment, net		6,702,596		6,682,649	6,529,803	6,543,622	6,390,896
Mortgage loans held for sale		13,616		19,499	43,262	26,947	26,761
Other loans held for sale		19,069	(a)	21,088	17,963	14,641	31,473
Total loans, net		$6,735,281		$6,723,236	$6,591,028	$6,585,210	$6,449,130

(a) Refer to “(b)” in Table 1.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended
(Dollars in thousands) (unaudited)		March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Loan production	(13)
Mortgage		$30,344	$35,242	$38,945	$62,835	$63,883
Commercial		98,300	209,078	123,429	143,796	175,531
Commercial US		124,074	83,162	55,984	90,952	108,390
Consumer		86,284	67,515	73,045	96,571	97,108
Auto		222,325	221,369	219,910	193,031	178,288
Total		$561,327	$616,366	$511,313	$587,185	$623,200

OFG Bancorp (NYSE: OFG)
Table 5: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q1			2022 Q4			2022 Q3			2022 Q2			2022 Q1
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$552,635	$6,445	4.73%	$551,555	$5,115	3.68%	$1,016,561	$5,661	2.21%	$1,546,036	$2,984	0.77%	$2,072,112	$929	0.18%
Investment securities	1,939,990	14,229	2.93%	2,103,694	15,612	2.97%	1,883,209	12,774	2.71%	1,426,851	7,881	2.21%	949,035	4,455	1.88%
Loans held for investment
Non-PCD loans	5,670,966	109,330	7.82%	5,542,986	105,238	7.53%	5,428,852	97,677	7.14%	5,315,401	91,788	6.93%	5,113,715	86,631	6.87%
PCD loans	1,195,620	18,981	6.35%	1,227,355	19,762	6.44%	1,269,048	18,563	5.85%	1,325,039	19,569	5.91%	1,405,404	20,934	5.96%
Total loans	6,866,586	128,311	7.58%	6,770,341	125,000	7.32%	6,697,900	116,240	6.89%	6,640,440	111,357	6.73%	6,519,119	107,565	6.69%
Total interest-earning assets	$9,359,211	$148,985	6.46%	$9,425,590	$145,727	6.13%	$9,597,670	$134,675	5.57%	$9,613,327	$122,222	5.10%	$9,540,266	$112,949	4.80%

Interest bearing liabilities:
Deposits
NOW accounts	$2,497,917	$4,212	0.68%	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%
Savings accounts	2,232,903	3,135	0.57%	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%	2,296,903	1,289	0.23%	2,248,193	1,198	0.22%
Time deposits	1,209,432	3,821	1.28%	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%	1,146,522	1,834	0.64%	1,199,340	2,057	0.70%
Brokered deposits	10,229	8	0.30%	11,366	9	0.30%	11,366	9	0.30%	11,366	9	0.30%	11,366	8	0.30%
	5,950,481	11,176	0.76%	6,059,643	8,682	0.57%	6,296,142	6,348	0.40%	6,266,187	5,306	0.34%	6,271,936	5,403	0.35%
Non-interest bearing deposit accounts	2,654,140	—	—	2,710,803	—	—	2,639,313	—	—	2,691,696	—	—	2,547,977	—	—
Fair value premium and core deposit intangible amortization	—	1,321	—	—	1,585	—	—	1,639	—	—	1,638	—	—	1,638	—
Total deposits	8,604,621	12,497	0.59%	8,770,446	10,267	0.46%	8,935,455	7,987	0.35%	8,957,883	6,944	0.31%	8,819,913	7,041	0.32%
Borrowings
Advances from FHLB and other borrowings	64,168	591	3.74%	26,820	178	2.64%	27,275	178	2.59%	27,726	184	2.66%	28,184	193	2.77%
Subordinated capital notes	—	—	—%	—	—	—%	—	—	—%	—	—	—%	16,078	521	13.15%
Total borrowings	64,168	591	3.74%	26,820	178	2.64%	27,275	178	2.59%	27,726	184	2.66%	44,262	714	6.54%
Total interest-bearing liabilities	$8,668,789	$13,088	0.61%	$8,797,266	$10,445	0.47%	$8,962,730	$8,165	0.36%	$8,985,609	$7,128	0.32%	$8,864,175	$7,755	0.35%
Interest rate spread		$135,897	5.85%		$135,282	5.66%		$126,510	5.21%		$115,094	4.78%		$105,194	4.45%
Net interest margin			5.89%			5.69%			5.23%			4.80%			4.47%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,497,917	$4,212	0.68%	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%
Savings accounts	2,232,903	3,135	0.57%	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%	2,296,903	1,289	0.23%	2,248,193	1,198	0.22%
Time deposits	1,209,432	3,821	1.28%	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%	1,146,522	1,834	0.64%	1,199,340	2,057	0.70%
	5,940,252	11,168	0.76%	6,048,277	8,673	0.57%	6,284,776	6,339	0.40%	6,254,821	5,297	0.34%	6,260,570	5,395	0.35%
Non-interest bearing deposit accounts	2,654,140	—	—	2,710,803	—	—	2,639,313	—	—	2,691,696	—	—	2,547,977	—	—
Total core deposits	$8,594,392	$11,168	0.53%	$8,759,080	$8,673	0.39%	$8,924,089	$6,339	0.28%	$8,946,517	$5,297	0.24%	$8,808,547	$5,395	0.25%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2023		2022	2022	2022	2022
(Dollars in thousands) (unaudited)	Q1		Q4	Q3	Q2	Q1
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$201		$8	$14	$259	$3
Recoveries	(216)		(625)	(280)	(335)	(2,074)
Total mortgage	(15)		(617)	(266)	(76)	(2,071)
Commercial:
Charge-offs	1,375		3,444	6,485	2,907	544
Recoveries	(326)		(338)	(214)	(456)	(192)
Total commercial	1,049		3,106	6,271	2,451	352
Consumer:
Charge-offs	5,440		5,069	4,163	3,307	2,659
Recoveries	(866)		(1,055)	(732)	(795)	(655)
Total consumer	4,574		4,014	3,431	2,512	2,004
Auto:
Charge-offs	9,479		10,380	7,964	6,428	7,890
Recoveries	(6,599)		(5,001)	(5,674)	(5,565)	(4,891)
Total auto	2,880		5,379	2,290	863	2,999
Total	$8,488		$11,882	$11,726	$5,750	$3,284

PCD
Mortgage:
Charge-offs	$75		$108	$270	$183	$1,134
Recoveries	(247)		(603)	(191)	(1,026)	(845)
Total mortgage	(172)		(495)	79	(843)	289
Commercial:
Charge-offs	2,104	(a)	12	23	—	34
Recoveries	(489)		(264)	(268)	(249)	(3,023)
Total commercial	1,615		(252)	(245)	(249)	(2,989)
Consumer:
Charge-offs	213		120	9	8	39
Recoveries	(11)		(11)	(47)	(13)	(23)
Total consumer	202		109	(38)	(5)	16
Auto:
Charge-offs	87		65	56	75	114
Recoveries	(100)		(104)	(231)	(185)	(137)
Total auto	(13)		(39)	(175)	(110)	(23)
Total	$1,632		$(677)	$(379)	$(1,207)	$(2,707)

Total Net Charge-offs	$10,120		$11,205	$11,347	$4,543	$577
Net Charge-off Rates
Mortgage	-0.05%		-0.26%	-0.04%	-0.20%	-0.38%
Commercial	0.41%	(a)	0.44%	0.94%	0.34%	-0.43%
Consumer	3.30%		2.95%	2.52%	1.98%	1.75%
Auto	0.57%		1.11%	0.46%	0.17%	0.69%
Total	0.59%		0.66%	0.68%	0.27%	0.04%
Average Loans Held For Investment
Mortgage	$1,653,423		$1,699,923	$1,757,897	$1,809,228	$1,885,159
Commercial	2,627,610		2,586,536	2,560,849	2,555,575	2,450,177
Consumer	579,467		558,809	538,898	506,588	461,890
Auto	2,006,086		1,925,073	1,840,256	1,769,049	1,721,893
Total	$6,866,586		$6,770,341	$6,697,900	$6,640,440	$6,519,119

(a) Refer to “(b)” in Table 1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2023	2022	2022	2022	2022
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Early Delinquency (30 - 89 days past due)
Mortgage		$11,417	$15,115	$15,769	$13,941	$13,788
Commercial		3,898	2,750	13,223	6,001	2,600
Consumer		8,478	8,895	9,280	7,766	6,485
Auto		96,294	112,191	111,637	91,407	79,491
Total		$120,087	$138,951	$149,909	$119,115	$102,364
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.73%	2.24%	2.32%	1.97%	1.96%
Commercial		0.16%	0.11%	0.56%	0.25%	0.12%
Consumer		1.50%	1.66%	1.78%	1.56%	1.43%
Auto		4.73%	5.73%	5.94%	5.10%	4.59%
Total		2.11%	2.46%	2.75%	2.20%	1.97%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$32,084	$39,239	$39,577	$36,178	$39,004
GNMA's buy-back option program	(22)	26,348	32,590	29,050	33,431	9,664
Total mortgage		58,432	71,829	68,627	69,609	48,668
Commercial		12,881	12,122	24,343	13,243	16,061
Consumer		11,402	12,008	11,956	9,744	8,446
Auto		110,749	131,804	132,507	106,637	91,855
Total		$193,464	$227,763	$237,433	$199,233	$165,030
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		4.85%	5.81%	5.82%	5.10%	5.54%
GNMA's buy-back option program	(22)	3.99%	4.82%	4.27%	4.72%	1.37%
Total mortgage		8.84%	10.63%	10.09%	9.82%	6.91%
Commercial		0.53%	0.49%	1.03%	0.55%	0.71%
Consumer		2.02%	2.24%	2.30%	1.96%	1.86%
Auto		5.44%	6.73%	7.06%	5.95%	5.30%
Total		3.40%	4.04%	4.35%	3.68%	3.17%
Nonperforming Assets	(14)
Mortgage		$30,641	$33,512	$33,225	$33,344	$36,775
Commercial		27,025	34,432	36,612	47,206	34,892
Consumer		2,979	3,128	2,725	1,987	2,030
Auto		14,455	19,613	20,870	15,329	12,495
Total nonperforming loans		75,100	90,685	93,432	97,866	86,192
Foreclosed real estate		9,250	11,214	14,561	15,061	15,297
Other repossessed assets		4,563	4,617	3,307	2,533	2,625
Total nonperforming assets		$88,913	$106,516	$111,300	$115,460	$104,114
Nonperforming Loan Rates
Mortgage		4.63%	4.96%	4.89%	4.70%	5.22%
Commercial		1.11%	1.40%	1.55%	1.98%	1.55%
Consumer		0.53%	0.58%	0.52%	0.40%	0.45%
Auto		0.71%	1.00%	1.11%	0.86%	0.72%
Total loans		1.32%	1.61%	1.71%	1.81%	1.66%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2023	2022	2022	2022	2022
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Nonperforming PCD Loans	(14)
Mortgage		$258	$259	$260	$261	$310
Commercial		8,446	8,927	9,746	10,057	10,877
Total nonperforming loans		$8,704	$9,186	$10,006	$10,318	$11,187
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.02%	0.02%	0.03%
Commercial		5.43%	5.61%	6.01%	5.77%	5.71%
Total		0.74%	0.77%	0.81%	0.80%	0.83%
Total PCD Loans Held for Investment
Mortgage		$1,007,751	$1,028,428	$1,059,448	$1,099,097	$1,144,364
Commercial		155,614	159,152	162,287	174,282	190,626
Consumer		607	638	738	698	833
Auto		4,367	5,658	7,152	8,788	10,765
Total loans		$1,168,339	$1,193,876	$1,229,625	$1,282,865	$1,346,588

		2023	2022	2022	2022	2022
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Total Nonperforming Loans	(14)
Mortgage		$30,899	$33,771	$33,485	$33,605	$37,085
Commercial		35,471	43,359	46,358	57,263	45,769
Consumer		2,979	3,128	2,725	1,987	2,030
Auto		14,455	19,613	20,870	15,329	12,495
Total nonperforming loans		$83,804	$99,871	$103,438	$108,184	$97,379
Total Nonperforming Loan Rates
Mortgage		1.85%	1.98%	1.93%	1.86%	2.01%
Commercial		1.37%	1.65%	1.83%	2.21%	1.83%
Consumer		0.53%	0.58%	0.52%	0.40%	0.45%
Auto		0.71%	1.00%	1.11%	0.85%	0.72%
Total		1.22%	1.46%	1.55%	1.61%	1.49%
Total Loans Held for Investment
Mortgage		$1,668,898	$1,704,221	$1,739,279	$1,807,852	$1,848,641
Commercial		2,581,567	2,629,929	2,539,668	2,595,867	2,499,914
Consumer		564,972	537,257	520,921	499,102	455,792
Auto		2,039,043	1,963,915	1,885,097	1,799,840	1,743,624
Total loans		$6,854,480	$6,835,322	$6,684,965	$6,702,661	$6,547,971

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended March 31, 2023
(Dollars in thousands) (unaudited)	Mortgage	Commercial		Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$9,571	$39,158		$23,264	$69,848	$141,841
(Recapture of) provision for credit losses	(503)	(335)		5,974	2,896	8,032
Charge-offs	(201)	(1,375)		(5,440)	(9,479)	(16,495)
Recoveries	216	326		866	6,599	8,007
Balance at end of period	$9,083	$37,774		$24,664	$69,864	$141,385

Allowance for credit losses PCD:
Balance at beginning of period	$9,359	$1,388		$14	$71	$10,832
(Recapture of) provision for credit losses	(814)	1,920		200	(7)	1,299
Charge-offs	(75)	(2,104)	(a)	(213)	(87)	(2,479)
Recoveries	247	489		11	100	847
Balance at end of period	$8,717	$1,693		$12	$77	$10,499

Allowance for credit losses summary:
Balance at beginning of period	$18,930	$40,546		$23,278	$69,919	$152,673
(Recapture of) provision for credit losses	(1,317)	1,585		6,174	2,889	9,331
Charge-offs	(276)	(3,479)		(5,653)	(9,566)	(18,974)
Recoveries	463	815		877	6,699	8,854
Balance at end of period	$17,800	$39,467		$24,676	$69,941	$151,884
Allowance coverage ratio	1.07%	1.53%		4.37%	3.43%	2.22%
(a)Refer to “(b)” in Table 1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2023	2022	2022	2022	2022
(Dollars in thousands) (unaudited)	Q1	Q4	Q3	Q2	Q1
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,089,510	$1,042,406	$993,867	$1,014,812	$1,040,035
Less: Intangible assets	(110,109)	(111,834)	(115,731)	(117,869)	(120,016)
Tangible common equity	$979,401	$930,572	$878,136	$896,943	$920,019

Common shares outstanding at end of period	47,611	47,581	47,563	47,554	48,673
Tangible book value per common share (Non-GAAP)	$20.57	$19.56	$18.46	$18.86	$18.90
Total Assets to Tangible Assets
Total assets	$10,057,581	$9,818,780	$10,058,179	$10,247,774	$10,190,120
Less: Intangible assets	(110,109)	(111,834)	(115,731)	(117,869)	(120,016)
Tangible assets (Non-GAAP)	$9,947,472	$9,706,946	$9,942,448	$10,129,905	$10,070,104
Non-GAAP TCE Ratio
Tangible common equity	$979,401	$930,572	$878,136	$896,943	$920,019
Tangible assets	9,947,472	9,706,946	9,942,448	10,129,905	10,070,104
TCE ratio	9.85%	9.59%	8.83%	8.85%	9.14%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,077,703	$1,025,132	$1,045,792	$1,032,270	$1,066,278
Less: Average intangible assets	(110,888)	(114,412)	(116,612)	(118,750)	(120,874)
Average tangible common equity	$966,815	$910,720	$929,180	$913,520	$945,404

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2023	2022	2022	2022		2022
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2		Q1
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,063,919	$1,037,385	$995,342	$960,015		$955,221
Tier 1 capital		1,063,919	1,037,385	995,342	960,015		955,221
Total risk-based capital	(15)	1,158,744	1,132,658	1,088,584	1,053,766		1,045,437
Risk-weighted assets		7,559,166	7,605,466	7,440,482	7,499,171		7,214,692
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.07%	13.64%	13.38%	12.80%		13.24%
Tier 1 risk-based capital ratio	(17)	14.07%	13.64%	13.38%	12.80%		13.24%
Total risk-based capital ratio	(18)	15.33%	14.89%	14.63%	14.05%		14.49%
Leverage ratio	(19)	10.75%	10.36%	9.82%	9.46%		9.54%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,089,510	$1,042,406	$993,867	$1,014,812	(a)	$1,040,035
Plus: CECL transition adjustment	(20)	13,704	20,557	20,557	20,557		20,557
Less: Unrealized losses on available-for-sale securities, net of income tax		78,512	93,663	104,145	49,606		20,522
Unrealized (gains) losses on cash flow hedges, net of income tax		(172)	(254)	(256)	(104)		116
Total adjusted stockholders’equity		1,181,554	1,156,372	1,118,313	1,084,871		1,081,230
Less: Disallowed goodwill		(84,241)	(84,241)	(86,069)	(86,069)		(86,069)
Disallowed other intangible assets, net		(19,147)	(20,279)	(21,617)	(22,997)		(24,384)
Disallowed deferred tax assets, net		(14,247)	(14,467)	(15,285)	(15,790)		(15,556)
Common equity Tier 1 capital and Tier 1 capital		1,063,919	1,037,385	995,342	960,015		955,221
Plus Tier 2 capital: Qualifying allowance for credit losses		94,825	95,273	93,242	93,751		90,216
Total risk-based capital		$1,158,744	$1,132,658	$1,088,584	$1,053,766		$1,045,437

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.